Exhibit 99.1

com . bbinsurance 2021 ESG REPORT Focused on Forever.

BROWN & BROWN 2021 ESG REPORT TABLE OF CONTENTS n I. INTRODUCTION 1 n II. HUMAN CAPITAL 3 n III. PANDEMIC PREPAREDNESS 9 n IV. ENVIRONMENTAL ETHOS AND CLIMATE CONSCIOUSNESS 12 n V. ADDITIONAL IMPORTANT GOVERNANCE POLICIES 15 n VI. SOCIAL AWARENESS AND COMMUNITY INVOLVEMENT 20 n VII. NEXT STEPS 22 n    INFORMATION REGARDING FORWARD-LOOKING STATEMENTS 23 [Graphic Appears Here] J. POWELL BROWN, CPCU President and Chief Executive Officer Focused on Forever.

INTRODUCTION SUSTAINABILITY FOREVER At Brown & Brown, we are focused on forever. That means our dedication to our customers’ success, the society that makes our business possible, and the sustainability of our environment is a forever commitment. This report is intended to hold our Company to a higher level of accountability by providing all of our stakeholders with greater insight into our environmental, social, and governance (ESG) profile. The pages that follow are intended to give our teammates, customers, carrier partners, and shareholders sufficient qualitative and quantitative information to understand how our Company interacts with the world around us as we do the work necessary to drive our continued success and our position as an industry leader. This report includes a robust discussion of the risks posed to our business by our environment, the sense of responsibility we feel for our society’s well-being, and our approach to oversight of these essential aspects of our business. Throughout the remainder of this document, we have endeavored to provide information in furtherance of these topics in a manner consistent with the guidelines established by the Sustainability Accounting Standards Board (SASB) and the Task Force on Climate-related Financial Disclosures (TCFD), two of the preeminent organizations that have established industry-specific standards for various aspects of ESG disclosure. The material in this report has also been informed by the published guidance of various of our institutional shareholders and their advisors. We are indebted to each of these organizations for their role in challenging our industry to think more critically about our symbiotic relationship with the world. However, we are most indebted to our teammates, whose expectations for our social and environmental responsibility are as lofty as the demands that they place on themselves when serving our customers. Those who know our Company well know we have often said our focus on goals and results is not unlike that of a competitive athletic team. Like any high-performing team, we are best able to achieve these goals and results when each member does his or her part to overcome the obstacles in our way. This report is being written at a time when a historic pandemic has impacted every element of our economy, and the threat of climate change looms large on the horizon. These are the next great obstacles that our global community will face, and our Company stands ready to do its part to surmount them. We are cognizant, however, that our work in this area will not come to an end in a year or even a decade, but rather it will go on forever. As a result, this report describes a never-ending work in progress that reflects our promise to continually improve upon our efforts to achieve sustainability. ecutive Officer Focused on Forever. 1 Brown & | 2021 ESG Report

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I INTRODUCTION B. ESG GOVERNANCE Our commitment to sustainability begins with our Board of Directors (the “Board”). As the governing body responsible for the oversight and strategic direction of our Company, the Board has long been committed to ensuring that our interactions with our society and our environment are beneficial to each. One manifestation of this commitment is the Board’s empowerment of its Nominating/Corporate Governance Committee (the Focused “Governance Committee”), composed exclusively of on independent directors, to oversee our ESG policies and initiatives. The Governance Committee directly Forever reports to and advises the Board on matters relating . to sustainable management and climate-related risks of the Company’s activities. Specifically, the Governance Committee is responsible for 2 monitoring, evaluating, and overseeing the implementation of the Company’s strategy on environmental, health and safety, corporate social responsibility, sustainability, and other public policy Brown matters (“ESG Matters”), including overseeing & the composition and activities of the Company’s ESG Leadership Committee. The Governance Brown Committee also provides direction and makes | recommendations to management, reviews and approves ESG disclosures, and informs the Board of ESG all significant ESG Matters. Report     [Graphic Appears Here] The Governance Committee has established an ESG Leadership Committee, which is a cross-functional leadership committee of the Company tasked with the responsibility to implement many of our ESG initiatives. Specifically, the ESG Leadership Committee assists our Chief Executive Officer in (a) setting general strategy relating to ESG Matters; (b) developing, implementing, and monitoring initiatives and policies based on that strategy; (c) overseeing communications with our teammates, customers, carrier partners, and shareholders concerning ESG Matters; (d) monitoring and assessing developments relating to, and improving the Company’s understanding of ESG Matters; and (e) reporting on the Company’s progress in improving its ESG profile to the Governance Committee and the Board. As the Company’s ESG protocol continues to mature, we expect it will become a significant component of our enterprise risk management framework. The fabric of our ESG governance structure is also composed of various other fibers. These include policies and operational procedures designed to promote our sustainability goals and increase our risk governance framework’s effectiveness. The most significant of these policies are described in more detail under the section titled “Code of Ethics; Foreign Corrupt Practice Act and Anti-Bribery Policy Statement and Compliance Guide; and Anti-Money Laundering Policy” in Section IV below.

HUMAN CAPITAL OUR GUIDING PRINCIPLES Every successful team thrives on the diversity of talent, thought, experience, character, and work ethic. Our continued success depends on the full and effective recruitment and enhancement of the most qualified teammates. Put simply, Brown & Brown is a Meritocracy®—our people rise according to their merits. We pride ourselves on creating an open, diverse, performance-driven, and transparent culture that celebrates and recognizes teammates at all levels. B. CULTURE Our unique culture drives our results and is a key component of the Company’s strategy. Brown & Brown is a lean, decentralized, highly competitive, profit-oriented sales and service organization composed of people of the highest integrity and quality, bound together by clearly defined goals and prideful relationships. We consider ourselves teammates, not employees, and our success is guided by leaders, not managers. Our Company believes our teammates are far more than ordinary, and we know they achieve extraordinary results because they are challenged, empowered, and rewarded for doing so. C. SOLICITING FEEDBACK We regularly solicit anonymous feedback from our teammates, and we are proud that 94% of our teammates say Brown & Brown is a Great Place to Work®. We know these results stem from the fact that we view the personal health and well-being of our teammates and their families as paramount. As an organization, we value, encourage, and support these priorities, and by doing so, we cultivate a productive and highly engaged team that drives our Company to thrive and succeed. D. HUMAN CAPITAL CREDENTIALS Nearly a quarter of our Company is owned by our teammates, which we believe cultivates a unique ownership culture. We strive to provide multiple opportunities for teammates to share in the ownership of Brown & Brown and to create personal wealth, including through our employee stock purchase program, our 401(k) plan, and long-term equity grants. We estimate that more than 60% of our teammates own stock in our Company, establishing an ownership mindset that we believe demonstrates the strongest vote of confidence from our teammates. This ownership mindset also influences how we operate, including how we invest in our business and the work we do for our customers. In addition to being a Great Place to Work® certified company, Brown & Brown, Inc. was recognized as a Best Workplace for Women and Millennials in 2020. Focused on Forever. 3 Brown & | 2021 ESG Report

E. OUR WORKFORCE The vast majority of our teammates are regular full-time teammates. Our goal is to provide our teammates with careers, not jobs. In addition to our regular full-time teammates, we also employ regular part-time teammates and seasonal/temporary teammates. The following illustrates the categorical breakdown of our teammate population, which includes all persons who receive wages or salaries through the Company’s payroll: Regular full-time teammates: Teammates who work at least a 32-hour workweek for an indefinite period of time. All regular full-time teammates are generally eligible for all employment benefits provided by the Company to its teammates. Regular part-time teammates: Teammates working less than a 32-hour workweek for an indefinite period of time. Depending on the average hours worked per week, regular part-time teammates may be eligible for limited employment benefits as specified in the terms of the particular employment benefit plan or policy. Seasonal/temporary teammates: A teammate who is hired as an interim replacement, to temporarily supplement our workforce, or to assist on the completion of a specific project, other than those supplied under contract by an outside agency. Employment assignments in this category are typically of a limited duration. Regular Full-Time 10,841 Regular Part-Time 234 Seasonal/ Temporary 61 II. HUMAN CAPITAL Focused on Forever. 4 Brown & Brown | 2021 ESG Report

F. RECRUITMENT; EDUCATION AND DEVELOPMENT A critical part of the Company’s strategy revolves around the recruitment and development of our teammates; to drive our growth by offering innovative risk management solutions to our customers, we often think of ourselves as being in the people recruiting and enhancing business. We actively recruit in all of our offices and at all levels of our organization. We have been particularly successful at building our talented workforce by hiring recent college graduates, mid-level professionals with experience outside of the insurance industry, and seasoned insurance professionals with a desire to elevate their careers. We also recruit and develop talent through our college internship program, which leverages our strong relationships with a number of key colleges and universities. We also build our team by completing high-quality acquisitions that fit culturally and make sense financially. In 2020, we added approximately 796 new teammates through 25 strategic acquisitions. We invest heavily in our teammates’ education and development because we believe it improves their capabilities, engagement, satisfaction, and productivity, which, in turn, positively impacts how we serve our customers and, ultimately, our Company’s performance and results. One of the pillars of our educational program is “Brown & Brown University,” a rigorous training program we believe distinguishes us from our industry peers, offering comprehensive sales, technical, and other courses for new producers, office leaders, and other teams within the organization. In addition, the Company recently established the Brown & Brown Education Assistance Program, which provides tuition reimbursement and student loan repayment assistance, as well as the National Merit Brown & Brown Scholarship. The Company recently launched a “Peer Partnership Program” designed to connect individuals from across our organization and support them in building new partnerships, expanding their networks, and experiencing our Company culture through different perspectives. II. HUMAN CAPITAL Focused on Forever. 5 Brown & | 2021 ESG Report

G. DIVERSITY, INCLUSION, AND BELONGING The Company believes diversity of thought and experiences results in better outcomes and empowers our teammates to make more meaningful contributions to our customers, our Company, and the communities in which we live. Accordingly, as part of our strategy, we recently announced the formation of the Brown & Brown Diversity, Inclusion, and Belonging Task Force. This task force is composed of individuals with diverse experience and expertise, and it seeks to collect ideas, thoughts, and stories from our teammates across our operating segments and locations. Our goal is to ensure a wide range of perspectives are considered as we develop a strategic framework around promoting diversity, inclusion, and belonging throughout the Company. To this end, the task force has already undertaken the following initiatives to understand the Company’s current strengths and areas for development, which will drive our go-forward priorities: • launched a Company-wide teammate survey on diversity, inclusion, and belonging that allows us to gather baseline metrics; • conducted focus group sessions, as well as one-on-one outreach and conversations, that foster meaningful discussions on our future strategy; • completed an assessment to analyze the strategies, programs, and messaging of companies with similar size and composition, as well as peers across the insurance industry; • launched an external listening campaign involving interviews with peer corporations with a range of experiences and approaches, as well as engaging sector experts with knowledge of diversity and inclusion program design, training modalities, and cross-company comparisons; and • provided a dedicated mailbox for teammates to submit suggestions, thoughts, and stories. Brown & Brown does not tolerate discrimination in any form with respect to any aspect of employment. The Company has an established policy that recruitment, hiring, transfers, promotions, terminations, compensation, and benefits practices be without regard to race, color, religion, absence of religious affiliation, national origin, ethnicity, age, disability, perception of disability, sex, sexual orientation, gender identity/expression, gender orientation, marital status, service in our armed forces, veteran status in our armed forces, political activity, or political party affiliation. The Company tracks the representation of women and underrepresented racial and ethnic minorities because we know diversity helps us build better teams and improve our customer experience. Our gender and minority data are presented periodically to our Board. We are proud of our efforts in this area to date and continue to strive to further diversify our workforce and strengthen our culture of inclusion and belonging. II. HUMAN CAPITAL Focused on Forever. 6 Brown & Brown | 2021 ESG Report

H. HEALTH AND SAFETY The safety and well-being of all Brown & Brown teammates are of utmost importance. Brown & Brown intends to provide a safe environment for teammates and visitors to our offices. In 2020, the Company had no work-related fatalities and 29 injuries or occupational diseases, as determined based on the number of claims made under our workers’ compensation policy, other than claims that were closed and for which no payment was made. Focus on Health and Wellness The Company is uniquely focused on our teammates’ physical, mental, spiritual, and financial health and wellness. We recognize that healthy teammates are better positioned to support their families, their communities, and our customers and, in turn, to deliver strong results for the Company and our shareholders. Individuals are encouraged to exercise regularly, and our offices routinely sponsor local races and other events to encourage our teammates to stay active. We also encourage our teammates to pursue interests outside of work by taking vacation or personal time, volunteering in their communities, and pursuing their hobbies. “All of our teammates should prioritize their health, their families, and Brown & Brown—in that order.” – J. Powell Brown Our new headquarters in Daytona Beach, Florida, was designed with open floorplans to encourage regular movement and interaction among our teammates, which we believe facilitates a better and more productive work environment. Substantially all offices and workstations in our new headquarters have been equipped with ergonomic furniture and standing desks to support the physical health of our teammates. The remote working environment resulting from the COVID-19 pandemic has underscored the importance we place on our teammates’ health and wellness. During the pandemic, our Chief Executive Officer appeared in weekly check-in videos to our teammates focused on personal stories about grit, resiliency, and maintaining mental and physical well-being. In addition, during the pandemic, the Company launched a series of 30-minute “Small Bites” sessions on a wide range of topics, including meditation, yoga, nutrition, fitness, and home office ergonomics. Safety Guidelines The Company has formal workplace safety guidelines that apply to all of our teammates and facilities, with some offices establishing even more specific guidelines for conduct. These guidelines cover, among other things, hazardous and unsafe work areas and conditions, cell phone usage, travel, attire, communication protocols for closures and emergencies, and our workers’ compensation benefits. Our teammates are expected to conduct themselves in a manner that will foster and maintain cooperative working relationships, ensure safety, and promote effectiveness. Teammates are expected to perform their duties professionally, to the best of their ability, and in accordance with all established standards, and to exercise sound judgment and conduct themselves in a professional, courteous manner at all times. Driving for Business Policy The Company has a formal Driving for Business policy prohibiting teammates from using mobile devices for calls, texting, or email while driving, except when using a hands-free device. Under our policy, teammates routinely driving for business purposes are required to maintain an acceptable motor vehicle record (“MVR”) and be subject to the MVR being reviewed at the time of hire and periodically after that. Teammates must have a valid driver’s license, obtain supervisory approval, and show proof of minimum required insurance before using their personal vehicle for business purposes. Tom Goeltz, Vice President of Risk Management Services for our Hays Companies operations, has spent the majority of his career in the safety world. He continuously works to make the roads and workplaces safer. Three decades into his career, Tom lost his 22-year-old daughter and unborn grandson in an accident caused by a distracted driver, an accident that could have been avoided. He began working tirelessly on a hands-free cell phone bill that was signed into law by the Minnesota Governor on April 12, 2019. Tom continues to be an advocate for safe driving by sharing his story and discussing the importance of safe driving. II. HUMAN CAPITAL Focused on Forever. 7 Brown & | 2021 ESG Report

Violence in the Workplace Policy The Company has a formal policy against violence in the workplace. This policy prohibits any form of weapon from being carried or maintained in the Company’s offices and prohibits teammates from making threats or engaging in violent activities. Under our policy, any teammate who believes he or she has been a victim of violence, threats of violence, intimidating conduct, or has heard jokes or offensive comments about a violent occurrence must report such actions immediately to their team leader or another member of the Company’s leadership. In addition, any teammate who believes he, she, or another teammate may be in imminent danger of violence must notify local law enforcement officials immediately. Mental Health We are particularly passionate about mental health, and we believe leadership in that area starts at the top. Our Chief Executive Officer regularly addresses the importance of mental health in his communications with our teammates. Individuals are encouraged to engage in activities that promote good mental health and, when needed, to seek out help from friends, co-workers, and medical professionals. To foster a sense of connection during the COVID-19 pandemic and to help our teammates better recognize and address mental health issues, the Company curated weekly videos featuring teammates from across our organization sharing their personal experiences related to stress, anxiety, loneliness, acts of kindness and service, and navigating work from home with spouses, partners, pets, and children. For more information about our focus on health and wellness during the COVID-19 pandemic, see the section titled “Health & Well-Being” in Section III below. Through the Company’s Employee Assistance Program (“EAP”), the Company has contracted with a third-party service provider to offer all teammates and their dependents no-cost, confidential employee assistance on a 24/7 basis. Under the EAP, teammates and their dependents can get help for emotional concerns, marital or family difficulties, alcohol or drug dependency, stress, compulsive gambling, and legal or financial problems. In 2019, J. Powell Brown, our President and Chief Executive Officer, was a member of an eight-person cycling team that participated in Race Across America to raise awareness and funds for mental health issues. The team completed the event in six days, 13 hours, and 11 minutes, averaging 19.53 mph, with no crashes or accidents. In the end, they raised over $1 million for Skyland Trail (skylandtrail.org) to help build an adolescent care facility in Atlanta, Georgia, for the treatment of anxiety, depression, bipolar, and obsessive-compulsive disorders in adolescents ages 14 to 17. II. HUMAN CAPITAL Focused on Forever. 8 Brown & Brown | 2021 ESG Report

III. PANDEMIC PREPAREDNESS In 2020, the way in which all companies interact with the world around them was put to a new and difficult test in the form of the COVID-19 pandemic. While the challenges brought on by COVID-19 are, in many ways, novel, we know we must remain prepared to deal with future pandemics. By carefully executing our business continuity plan, we believe the Company has successfully navigated the COVID-19 pandemic with minimal interruptions to our business and the level of service we offer our customers. These plans will form the basis for our future responses to dangerous contagious diseases should the need arise. Our top priority throughout the COVID-19 pandemic has been to protect our teammates and customers’ health and safety. A task force was established to address the situation and has implemented plans addressing, among other things, communications to our teammates and other stakeholders, team resources, health and safety, and business continuity. As part of our process, we have monitored federal, state, and local government mandates in the geographies we serve and determined our course of action based on that data, the specific situation, and our observations of its impact on the Company. Below is a summary of specific policies, procedures, and efforts undertaken during the COVID-19 pandemic during 2020. A. PHYSICAL LOCATIONS Telecommuting In March 2020, the Company quickly implemented a telecommuting protocol and, nearly overnight, over 10,000 teammates transitioned to a remote-work environment. All teammates whose positions allowed them to work remotely were given the option to do so. Where mandated by law, teammates were required to wear a face-covering at all times when on-site (with very limited exceptions). Regardless of legal or regulatory requirements, teammates have been encouraged to “mask up, back up, and wash up” as a practical methodology to stop the spread of the virus. Office Access As a further step to help protect the safety and health of our teammates and customers and minimize in-person contact per CDC recommendations, the Company restricted or prohibited access to offices where necessary to comply with local health orders or to protect the safety of our teammates. Access to our offices has occurred on a staggered basis. Decisions to increase access have been based primarily on CDC and local health department guidelines. Enhanced cleaning protocols, plexiglass dividers, floor signage, and other measures have been implemented in certain offices with the goal of ensuring the safety and health of our teammates and customers. Tracing In some of our offices, essential workers and other teammates with the need to be present in our facilities have had the ability to complete a health questionnaire prior to arrival at their work location with the goal of minimizing contact among teammates that have COVID-19 symptoms or have been subject to any confirmed, potential, or suspected exposure to COVID-19. Teammates have generally been required to report any confirmed, potential, or suspected exposure to COVID-19 to their team leaders and complete a COVID-19 questionnaire immediately upon knowledge of such exposure. Teammates who have met specific criteria have not been allowed to come on-site and have been required to self-isolate for the time periods recommended by the CDC. Focused on Forever. 9 Brown & | 2021 ESG Report

B. RESPONDING WITH RESOURCES TO TEAMMATES AND CUSTOMERS Health and Well-Being • The Company engaged teammates from across the enterprise to devote their talent, experience, and thought leadership for the shared well-being of teammates and customers alike. In March 2020, the Company formed an email distribution group to share data and information, which was then distilled into digestible content and posted on internal and external websites for ease of access. • The Company engaged its team of employed health care professionals to provide critical and timely guidance on the physiological and psychological implications of COVID-19. The Company’s leadership convened weekly virtual meetings to share the latest developments and draft an evolving strategy for the Company’s COVID-19 response. • The Company has regularly communicated with its teammates about the pandemic’s impact, sharing real-time information focused on their physical, mental, and financial well-being. These communications have taken the form of more than 19 live stream segments to provide clinical data and risk management information to teammates and customers, weekly updates from the Company’s Chief Executive Officer, direct emails, dedicated websites, and access to third-party information. • The Company developed an “Operation Remote Work” initiative focused on boosting social connectedness and increasing helping behaviors, such as listening and engaging in acts of service during the pandemic. • The Company created a publicly accessible COVID-19 Resource Portal on its website to provide access to its live stream series, its COVID-19 Return-to-the-Workplace Tool Kit, and other resources to assist individuals and businesses in coping with the challenges of the pandemic. • In addition to resources available to teammates and customers, the Company launched the Brown & Brown Relief Center, available to anyone in need. The Brown & Brown Relief Center provides deeply discounted services and products to assist in managing through the pandemic crisis. • To assist its commercial customers in navigating the complexities of the pandemic workplace, the Company engaged a national law firm to create an employment law helpline to provide access to the highest quality labor and employment law advice and legal services. • Many of our leaders have mailed family care packages to teammates, emailed virtual care packages, and organized virtual family game nights, including trivia and movie nights. • The Company launched a children’s arts and science series designed for our teammates and their children. Led by Ms. Michelle, a pre-kindergarten teacher and spouse of one of our teammates, these 30-minute adventures with art and science featured hands-on-activities for children using everyday items around the house. Salaries and Benefits • There have been no widespread layoffs or pay reductions as a result of the pandemic. The Company’s leadership has remained committed to preserving its talented teammates and focusing on engagement and results produced during these extraordinary times. • The Company has encouraged flexible work arrangements to accommodate child-care and elder-care needs. • Teammates affected by the COVID-19 pandemic have had the opportunity to apply for financial assistance through our Brown & Brown Disaster Relief Foundation. Technology At the start of the pandemic, a significant portion of our teammates had laptops, which has enabled them to work remotely. Whenever possible, meetings have been converted to virtual meetings, including Board meetings. III. PANDEMIC PREPAREDNESS Focused on Forever. 10 Brown & Brown | 2021 ESG Report

D. DECISION MAKING During most of 2020, a team of the Company’s senior leaders met weekly to review strategic decisions and other issues related to the pandemic. Periodically, teammates have been surveyed to identify areas of concern and improvement concerning the pandemic and remote work. These surveys have included questions on the timeliness of decision-making and return to workplace readiness. Most internal approval processes were already done electronically, and, therefore, the timeliness of decisions has not been significantly impacted by the pandemic or the remote work environment. E. LONG-TERM IMPLICATIONS The Company’s management team has considered the possibility that the current pandemic or another pandemic could last for an extended period of time measured in years rather than months. The primary risk associated with this possibility centers around the economic consequences to our customers. We believe this risk is at least partially mitigated by our decision to maintain a diverse geographic footprint that serves a broad customer base across many different industry sectors. F. INFRASTRUCTURE The Company operates through more than 300 locations spread over many geographic markets in the United States and certain foreign jurisdictions. The Company regularly re-evaluates the long-term impact of the pandemic on our infrastructure. As part of our focus on delivering profitable growth over the long term, we may consider various alternatives to our traditional office model, including permanent “work anywhere” arrangements for certain teammates, office hoteling, and smaller workspaces. Depending on the approach that we take to future workspace planning, infrastructure costs may decrease but may be offset by increases in technology to support off-site teammates. G. TRAINING AND CULTURE Our teammates are our most important asset. Accordingly, we recognize the importance of a robust and regular training program. The pandemic has offered particular challenges for training. To meet these challenges, we have employed a variety of techniques to encourage team building. While we are committed to continually improving our training methods, we have been generally pleased with the results. In many instances, we have moved from in-person training to a virtual environment by leveraging online learning platforms, including our existing “Brown & Brown University” program. We have viewed this approach as a highly successful means of safely allowing for the continued investment in our teammates while in a “work anywhere” environment. We are committed to continuing to invest in our teammates through a safe and intelligent training regimen. For more information about our training programs, including Brown & Brown University, see the section titled “Recruitment; Education and Development” in Section II above. H. RETURN TO THE WORKPLACE We created a formal return-to-the-workplace (“RTTW”) program with the goal of ensuring the safety of our teammates and customers as we increase access to our physical locations in accordance with CDC and local health department guidelines. As part of this program, we implemented the following measures: A RTTW guide for our leaders and teammates Leadership webinars on workforce management A dedicated leadership mailbox and tool kit for leaders to submit and track our offices’ progression plans A national office cleaning and sanitation program for all locations A COVID-19 command center Automation of data analysis related to COVID-19 tracking, community spread, and tracking of reported cases among our teammates Self-reporting standards III. PANDEMIC PREPAREDNESS Focused on Forever. 11 Brown & | 2021 ESG Report

IV. ENVIRONMENTAL ETHOS AND CLIMATE CONSCIOUSNESS We understand that climate change presents certain risks to our business. More importantly, we understand that climate change presents material risks to our world and the communities in which we live and work. We are susceptible to losses and interruptions caused by hurricanes (particularly in Florida, where we have 55 offices and our headquarters, as well as in Texas, where we have 24 offices), power shortages, telecommunications failures, water shortages, floods, fire, extreme weather conditions. Each of these conditions can be caused by (or exacerbated by) climate change. Our insurance coverage for natural disasters is limited and is subject to deductibles and coverage limits. Such coverage may not be adequate or may not continue to be available at commercially reasonable rates and terms. These risks are described more fully in our most recent Annual Report on Form 10-K. With the oversight of our Board and our Governance Committee, our leadership team is more focused than ever on preparing to mitigate climate change’s adverse impact on our business. Specifically, we are formulating appropriate processes for measuring and modeling the impact of climate-related risks and their potential significance to our Company. As we investigate and develop our environmental program, we will include climate change considerations into our risk management protocol, strategic planning, organizational goals, and operational procedures. While to date, we have not experienced material losses from climate change, we are aware of its increasing impacts. However, it is important to note that these risks are partially mitigated by the fact that we are a highly diversified company. With more than 300 locations throughout the United States and certain foreign jurisdictions, our Company possesses a certain degree of inherent hedge to climate risk. Nevertheless, we will continue to work to do our part to mitigate the impact of this global concern for the benefit of our society as a whole. Aside from our own business operations and the material risks of climate change to our Company, we are in the risk solutions business for the benefit of our customers. The Company is committed to sound underwriting and delivering insurance services and products that address the day-today risks of climate change, pollution, and natural disasters. The Company is devoted to its mission to provide risk solutions to our customers in a rapidly changing world. Focused on Forever. 12 Brown & Brown | 2021 ESG Report

A. GOVERNANCE, METRICS AND TARGETS The Governance Committee oversees our ESG policies and initiatives as part of its overall remit, including the oversight of climate-related risks. The Governance Committee continues to assess ways to enhance our management of physical risks that climate change poses to our business and customers. As part of this endeavor, the Governance Committee has established an ESG Leadership Committee responsible for implementing climate-related strategy and keeping the Board apprised of the information necessary to make informed decisions regarding the Company’s climate response. The ESG Leadership Committee is also tasked with formulating appropriate metrics and targets by which the Governance Committee can evaluate the level of achievement of our climate-related goals. For more information about our ESG oversight structure, see the section titled “ESG Governance” in Section I above. The ESG Leadership Committee has not yet established formal climate-related metrics for the organization but is still in the process of determining the appropriate metrics for an organization of our type and establishing a baseline for future measurement against our goals. All future goals and metrics will be established with the goal of ensuring that the Company is doing its part to drive our progress to a “net-zero economy”—one that emits no more carbon dioxide than it removes from the atmosphere by 2050, the scientifically-established threshold necessary to keep global warming well below 2ºC. In the meantime, we are working hard to reduce our carbon footprint. The Company has no manufacturing operations. The Company has no inventory of products on shelves, in warehouses, or in transport on ships, planes, trains, or trucks. The Company’s business is people and the trusted relationships they build. The COVID-19 pandemic has proven that we can sustain and fortify those trusted relationships even though separated by distance and cultivated in a digital environment. Thus, the Company has a relatively light carbon footprint that is already ephemeral and elusive to measure. The Company is committed to reducing its use of paper products, single-use plastics, and office waste byproducts by devoting more efforts to digital platforms and work environments. Increased energy efficiency is of primary importance as we upgrade our business locations. Our new headquarters in Daytona Beach, Florida, is equipped with a modern HVAC system, smart lighting systems, and low-e glass systems, which we believe will positively impact our overall energy use. [Graphic Appears Here] IV. ETHOS AND CLIMATE CONSCIOUSNESS Focused on Forever. 13 Brown & | 2021 ESG Report

Recent “work anywhere” arrangements have also resulted in a material reduction in our overall carbon footprint. We are committed to continuing to search for ways to reduce our carbon footprint in the years to come and are confident we are creating the proper infrastructure to do so in an intelligent way. B. DISASTER RELIEF We have established a disaster relief organization, The Brown & Brown Disaster Relief Foundation, to help our team and others within our communities impacted by natural disasters and emergency hardship. We are proud to offer a helping hand to our teammates and our community for both climate-related and non-climate-related emergencies. The Company is proud of its support of the American Red Cross and the sponsorship of an Emergency Response Vehicle (ERV) that provided essential, life-sustaining aid to those in need after natural disasters, like Hurricane Michael in 2018. The Company’s support of the American Red Cross was not conditioned upon an insurance policy or a customer relationship—instead, it was based upon the Company’s understanding of the devastating consequences of disasters and our commitment to serving the communities in which we live and work regardless of insurable interests. IV. ENVIRONMENTAL ETHOS AND CLIMATE CONSCIOUSNESS Focused on Forever. 14 Brown & Brown | 2021 ESG Report

V. ADDITIONAL IMPORTANT GOVERNANCE POLICIES A. CODE OF ETHICS; FOREIGN CORRUPT PRACTICE ACT AND ANTI-BRIBERY POLICY STATEMENT AND COMPLIANCE GUIDE; AND ANTI-MONEY LAUNDERING POLICY Honesty and integrity are cornerstone values of the Brown & Brown culture. The Company’s reputation depends on the conduct of its representatives. Our Code of Business Conduct and Ethics (“Code of Ethics”) requires all persons who are associated with the Company to conduct themselves professionally and ethically in the course of their duties and to comply with all laws applicable to the Company’s operations. Our Code of Ethics, together with our Foreign Corrupt Practice Act and Anti-Bribery Policy Statement and Compliance Guide, as well as our Anti-Money Laundering Policy, provides strict rules requiring the avoidance of the appearance of impropriety in all activities. In addition to restricting the acceptance of favors, entertainment, remuneration, gifts, or promises of gifts, these policies prohibit: Bribery Corruption Anti-competitive behavior Insider trading Money laundering Each of our teammates receives training regarding these policies upon hire and periodically after that. Our Code of Ethics can be found in the “Corporate Governance” section of the “Investor Relations” tab, under “Key Documents” on our website (bbinsurance.com). B. WHISTLEBLOWER POLICY Our Code of Ethics contains a robust whistleblower policy. Under that policy, all teammates are required to report any violations of the Code of Ethics, including known or suspected violations, illegal or unethical behavior or activity, and conflicts of interest that involve the Company or its teammates. Individuals who become aware of any suspicious activity or behavior, including concerns regarding questionable accounting or auditing matters, are required to report these circumstances and any potential violations of laws, rules, regulations of our Code of Ethics to the Company’s Director of Internal Audit or its General Counsel. Alternatively, a report may be made on an anonymous basis through EthicsPoint, the Company’s compliance hotline service, either by email or toll-free phone call. The Company will promptly investigate all reports of unlawful or inappropriate behavior. Management is not aware of any violations of whistleblower regulations in 2020. [Graphic Appears Here] Focused on Forever. 15 Brown & | 2021 ESG Report

C. NO RETALIATION POLICY Under applicable law in each of our jurisdictions and our Code of Ethics, the Company will take no retaliatory action against persons who report violations of our Code of Ethics, so long as such reports are made honestly and in good faith. If an individual suspects or believes that retaliatory action has occurred, it must be reported to the Company’s Director of Internal Audit or General Counsel or may be reported anonymously via the EthicsPoint system. D. ANTI-BRIBERY AND CORRUPTION Our Code of Ethics, together with our Foreign Corrupt Practice Act and Anti-Bribery Policy Statement and Compliance Guide, as well as our Anti-Money Laundering Policy, prohibits teammates from engaging in bribery or corruption of any type. In addition, these policies prohibit teammates from giving gifts to or accepting gifts from government officials. Gifts of cash or checks may not be accepted from customers or suppliers of the Company, regardless of the amount. Gifts that may appear to influence business decisions are also not permitted. Teammates who are offered a gift or other item of value that would result in a violation of Company policies are required to immediately report the incident to the General Counsel or file a report through EthicsPoint. E. POLICY AGAINST HARASSMENT Brown & Brown believes in a culture of mutual respect. The Company’s policy against harassment covers verbal, physical, and visual conduct that creates an intimidating, offensive, or hostile working environment or that interferes with work performance. Harassment may also include racial slurs; ethnic jokes; the posting of offensive statements, posters, or cartoons; solicitation of sexual favors; unwelcome sexual advances; and similar conduct or verbal, visual, or physical conduct of a sexual nature. There is no requirement that federal or state law be violated for there to be conduct that violates this policy. All teammates receive harassment prevention training and are required to review and attest to the harassment policy. F. HUMAN RIGHTS Brown & Brown does not condone child labor, forced labor, or human trafficking of any kind. Although the vast majority of our operations are located in jurisdictions with the ability to effectively limit these types of activities, our ESG Leadership Committee is in the process of evaluating and adopting a formal, specific policy that will best reflect our commitment to do our part to end these practices. Nevertheless, engaging with companies or taking part in transactions in which a customer is directly involved in child labor, forced labor, or human trafficking is contrary to our guiding principles and will not be tolerated. V. ADDITIONAL IMPORTANT GOVERNANCE POLICIES Focused on Forever. 16 Brown & Brown | 2021 ESG Report

G. PERFORMANCE MANAGEMENT AND COMPENSATION Our Board’s Compensation Committee, which consists exclusively of independent directors, has responsibility for the design, implementation, and approval of the compensation of our executive officers. We seek to provide an executive compensation package that supports our business strategy and is driven by our overall financial performance, the success of our business segments, the corresponding financial performance directly impacted by the executive’s leadership, and the individual executive’s performance. At last year’s Annual Meeting of Shareholders, 97% of the votes cast were in favor of the advisory vote to approve executive compensation. This overwhelming level of support from our shareholders is a testament to the fact that our pay is well aligned with our performance and our goal of delivering shareholder value. We seek to offer a comprehensive and competitive compensation and benefits package in every jurisdiction. Components of our program include: Base salary Annual cash incentive compensation Long-term equity awards Retirement benefits, including 401(k) Medical benefits (including mental health benefits through our Employee Assistance Program) Dental and vision benefits Life insurance Disability insurance An employee stock purchase plan A non-qualified deferred compensation plan for certain highly compensated teammates Our compensation policies are described in more detail in our annual Proxy Statement. H. FINANCIAL COMPLIANCE OVERSIGHT Our Senior Director of Financial Compliance & Internal Audit is responsible for overseeing an effective financial control environment that maintains compliance with the financial controls and procedures that govern our business. The Senior Director of Financial Compliance & Internal Audit ensures that each of the Director of Internal Audit and the Director of Financial & I.T. Compliance provides reports to the Audit Committee of our Board, on at least a quarterly basis, a summary of activities performed by their respective teams, including their observations and compliance noted during the reviews completed, as well as an overview of any special projects performed during the quarter. Our financial compliance program includes a monitoring schedule that incorporates internal reviews, control self-assessments, and third-party reviews of our operations. In 2020, the Company had no complaints filed with the Consumer Financial Protection Bureau (CFPB). V. IMPORTANT GOVERNANCE POLICIES Focused on Forever. 17 Brown & | 2021 ESG Report

I. CUSTOMER ENGAGEMENT As part of the ongoing customer engagement process, the Company regularly monitors our customer relationships. We actively engage with customers and prospective customers through one-on-one outreach, industry-specific presentations, co-sponsored events, educational seminars, informal communications, and customer satisfaction surveys. Our regular communications also extend to our carrier partners and other business partners. By continually re-evaluating our strengths and weaknesses, we can both improve our services and enhance our ability to honor our other commitments to society. J. CUSTOMER PRIVACY AND DATA SECURITY At Brown & Brown, we consider the protection of privacy to be essential. Our goal is to treat any personal information provided to us with the utmost respect and in strict accordance with our Privacy Policy. The Company relies on our information technology and third-party vendors to provide effective and efficient service to our customers, process claims, and timely and accurately report information to carriers, which often involves secure processing of confidential, sensitive, proprietary, and other types of information. We understand and monitor the risks presented by the possibility of cybersecurity breaches of any of these systems. Accordingly, we have invested and continue to invest in technology security initiatives, policies and resources, and teammate training to mitigate the risk of improper access to private information. At the Board level, the Audit Committee, composed entirely of independent directors, is responsible for organization-wide oversight regarding information security. The Audit Committee receives regular reports from the Company’s Chief Information Security Officer on the latest information security risks and mitigation strategies. We believe that our leadership team is well-equipped to face the ever-changing digital threats that may one day present themselves to our organization. V. ADDITIONAL IMPORTANT GOVERNANCE POLICIES Focused on Forever. 18 Brown & Brown | 2021 ESG Report

Our Information Security organization has deployed a structured and measured vulnerability management program that proactively identifies vulnerabilities across our platforms and processes. The program is composed of the following: Qualys internal persistent scans and external monthly scans; Veracode static and dynamic software custom code to develop scans for secure code development; Periodic third party executed penetration tests; and A model to comply with SOC 2 Type II standards or other industry certifications at certain of our offices based on an office’s contractual agreements with carrier partners or other third parties. In addition, external partners and products are submitted through a security risk assessment process facilitated through our Security Scorecard tool for data security risk and vulnerability maturity rating, and our teammates undertake a yearly security and compliance online training with test certification. Our teammates are also subject to security awareness communications and random simulated phishing campaigns. We have also established a structured incident response process driven by the severity and type of issue. This process engages our Security Operations Center (SOC) for incident identification, our internal security team for incident analysis and assignment, our Technology Solutions teams for isolation/remediation, and our business partner for continuity awareness and escalations. Additionally, to defray the costs of any future data breach, we have entered into a cyber liability insurance policy. Over the last three years, we have had no material information security breaches involving the unauthorized movement or disclosure of sensitive information to a party that is not authorized to have or see the information. In 2020, the Company had no material losses or material legal proceedings associated with customer privacy incidents. Our privacy policy can be found at bbinsurance.com/privacy-statement/. [Graphic Appears Here] V. IMPORTANT GOVERNANCE POLICIES Focused on Forever. 19 Brown & | 2021 ESG Report

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VI. SOCIAL AWARENESS AND COMMUNITY INVOLVEMENT

A. COMMUNITY OUTREACH

We are committed to managing our business and community relationships in ways that reflect our Culture of Caring and positively impact our teammates, customers, and the diverse communities where we live and work. The Company has a long-standing history of supporting our communities. A few examples of our endeavors in this area are described below:

1. **Dr. Mary McLeod Bethune Statuary Project.** The Company and its teammates have been principal sponsors behind the project sponsored by the State of Florida to replace one of its statues in the U.S. Capitol in Washington, D.C. with a statue in the likeness of Dr. Mary McLeod Bethune, a renowned educator and human rights icon. Dr. Mary McLeod Bethune's statue will be the first African-American woman to represent a state in the U.S. Capitol.
2. **Culture Committee.** In 2014, one of our businesses, Pacific Resources (PacRes), launched its Culture Committee to nurture, promote, and preserve all aspects of the PacRes Culture, including social responsibility. The committee is guided by their values and based on their belief that their culture will bring together creativity, talents, and perspectives of teammates with diverse backgrounds. The committee is currently launching a diversity and inclusion-based book/film club discussion group and has a long-standing history of charitable donation and matching programs.
3. **Dive In Festival.** Our Beecher Carlson operations recognize the need to continuously improve and promote diversity in and outside the workplace. In addition to annually sponsoring Dive In Festival, a festival for diversity and inclusion in insurance, the Beecher Carlson team has challenged themselves to continue to explore new ways to promote diversity and inclusion each year.
4. **BE a Mentor.** Teammates at Brown & Brown of Detroit regularly demonstrate our competency, BE a Mentor, by volunteering with Winning Futures and mentoring at-risk youth. The organization empowers high school students to succeed through their evidence-based and structured Workforce Prep Program. As a testament to the program's success, Brown & Brown of Detroit has welcomed one of the mentored students as part of its team.


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Focused on Forever.
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Arc of Volusia. Teammates in our Daytona Beach location demonstrate “The Power of BE” by volunteering with the Arc of Volusia to “BE” a mentor to students with disabilities. The Arc of Volusia has a mission of providing the opportunity for hope, growth, and change to people with intellectual and developmental disabilities in the community. Volunteers and mentors assist students as they perform job-related tasks that could help them in their future careers. NAAIA. In 2019, the Company supported the National African American Insurance Association (NAAIA) through an annual sponsorship and participation in the NAAIA Annual Conference & Empowerment Summit. The NAAIA is a non-profit organization dedicated to empowering African- American insurance professionals and increasing their numbers nationwide. Young Professionals. One of our leaders at Brown & Brown of New Mexico saw a need to support and mentor the next generation of professionals in Albuquerque. He introduced policy change with the Young Professionals of Albuquerque to focus on professional development programs that encourage female empowerment and respectful work and social environments. 5 B. GOVERNMENT RELATIONS The Company carries out the vast majority of its government relations activity through state insurance trade associations and the Council of Insurance Agents and Brokers (CIAB) in Washington, D.C. Political contributions are primarily directed by our local offices for local candidates and causes. The Company maintains a modest position in its total contributions and remains committed to good government and social justice. The Company did not receive any financial assistance in the form of grants or tax relief from the U.S. Government in 2020, but during 2020 did defer approximately $31.3 million in employer-only payroll tax payments as allowed under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES” Act), which was signed into law on March 27, 2020. VI. AWARENESS AND COMMUNITY INVOLVEMENT Focused on Forever. 21 Brown & | 2021 ESG Report

VII. NEXT STEPS We hope this report has provided our stakeholders with a deeper understanding of who we are and the journey we are on by painting a clear picture of how we engage with our teammates, partners, communities, and the environment. Just as we remain committed to continually learning and improving in these matters, we are also committed to finding better ways to provide more transparency in all we do. To that end, we plan to issue this report on an annual basis, and we are confident the increased accountability it brings will challenge us to be an even better partner to the world around us in the years to come. Focused on Forever. 22 Brown & Brown | 2021 ESG Report

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS This report may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including those relating to the potential effects of the COVID-19 pandemic (“COVID-19”) on our business, operations, financial performance and prospects, the market performance of our business segments, quarterly interest expense, share repurchases, margin expansion, changes in exposure units, the pipeline of acquisition candidates, future capital expenditures, growth in commissions and fees including Organic Revenue growth, business strategies, competitive strengths, goals, the benefits of new initiatives, plans, and references to future successes are forward-looking statements. Also, when we use words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’ or similar expressions, we are making forward-looking statements. There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those forward-looking statements contained in this report, including, but not limited to, the following: COVID-19 and the resulting governmental and societal responses, the severity and duration of COVID-19, and the resulting impact on the U.S. economy, the global economy, and the Company’s business, liquidity, customers, insurance carriers, and third parties; the inability to retain or hire qualified employees, as well as the loss of any of our executive officers or other key employees; acquisition-related risks that could negatively affect the success of our growth strategy, including the possibility that we may not be able to successfully identify suitable acquisition candidates, complete acquisitions, integrate acquired businesses into our operations and expand into new markets; a cybersecurity attack or any other interruption in information technology and/or data security and/ or outsourcing relationships; the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; the loss of or significant change to any of our insurance company relationships, which could result in additional expense, loss of market share or material decrease in our profit-sharing contingent commissions, guaranteed supplemental commissions or incentive commissions; adverse economic conditions, natural disasters, or regulatory changes in states where we have a high concentration of our business; the inability to maintain our culture or a change in management, management philosophy or our business strategy; risks facing us in our Services Segment, including our third-party claims administration operations, that are distinct from those we face in our insurance intermediary operations; our failure to comply with any covenants contained in our debt agreements; the possibility that covenants in our debt agreements could prevent us from engaging in certain potentially beneficial activities; changes in estimates, judgments or assumptions used in the preparation of our financial statements; improper disclosure of confidential information; the limitations Focused on Forever. 23 Brown & | 2021 ESG Report

of our system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on our businesses, results of operations, financial condition or liquidity; changes in the U.S.-based credit markets that might adversely affect our business, results of operations and financial condition; the significant control certain existing shareholders have over the Company; risks related to our international operations, which may require more time and expense than our domestic operations to achieve or maintain profitability; risks associated with the current interest rate environment, and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income; disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; changes in current U.S. or global economic conditions; effects related to pandemics, epidemics, or outbreaks of infectious diseases; conditions that result in reduced insurer capacity; quarterly and annual variations in our commissions that result from the timing of policy renewals and the net effect of new and lost business production; the possibility that one of the financial institutions we use fails or is taken over by the U.S. Federal Deposit Insurance Corporation; uncertainty in our business practices and compensation arrangements due to potential changes in regulations; regulatory changes that could reduce our profitability or growth by increasing compliance costs, technology compliance, restricting the products or services we may sell, the markets we may enter, the methods by which we may sell our products and services, or the prices we may charge for our services and the form of compensation we may accept from our customers, carriers and third parties; intangible asset risk, including the possibility that our goodwill may become impaired in the future; a decrease in demand for liability insurance as a result of tort reform litigation; changes in our credit ratings; volatility in our stock price; other risks and uncertainties identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s other filings with the Securities and Exchange Commission; and other factors that the Company may not have currently identified or quantified. All forward-looking statements made herein are made only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware. V ADDITIONAL. IMPORTANT GOVERNANCE POLICIES Focused on Forever. 24 Brown Brown&    | 2021 ESG Report

The Power of Ignites our Performance

[Graphic Appears Here] 300 North Beach Street Daytona Beach, Florida 32114 (386) 252-9601 bbinsurance.com